SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) DECEMBER 31, 2004
                                                       -------------------



                             THOMAS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                  1-5426                                   61-0505332
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        (Commission File Number)               (IRS Employer Identification No.)

     4360 BROWNSBORO ROAD, SUITE 300
           LOUISVILLE, KENTUCKY                             40207
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(Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code 502/893-4600
                                                           --------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 31, 2004, the Service Agreement between TIWR Holding GmbH & Co. KG, a wholly-owned subsidiary of Thomas Industries Inc. ("Thomas"), and Peter Bissinger dated January 28, 2003 was amended (the "Amendment"). The Amendment reduces the notice period for giving notice of the non-renewal of the Service Agreement from twelve months to six months prior to the expiration date of the Service Agreement, which is December 31, 2005. Mr. Bissinger is Vice President, General Manager, European Group of Thomas.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number    Description
                  --------------    -----------

                  10.1 Amendment dated December 31, 2004 to the Service Agreement between TIWR Holding GmbH & Co. KG, a wholly-owned subsidiary of Thomas Industries Inc. and Peter Bissinger dated January 28, 2003 (English translation)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THOMAS INDUSTRIES INC.
                                                       (Registrant)

                                                   By:  /s/ Phillip J. Stuecker
                                                      --------------------------
                                                      Phillip J. Stuecker, Vice
                                                      President of Finance,
                                                      Chief Financial Officer,
                                                      and Secretary


Dated:  January 4, 2005